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                                                                   EXHIBIT 99.03


                   EASTMAN CHEMICAL COMPANY AND SUBSIDIARIES

            SUMMARY OF PLANT, PROPERTY AND EQUIPMENT ASSET ALLOCATION BETWEEN EASTMAN COMPANY AND THE PET PLASTICS AND ACETATE FIBERS COMPANY

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
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                    ASSETS OWNED BY                                ASSETS OWNED BY THE PET PLASTICS
                    EASTMAN COMPANY                                   AND ACETATE FIBERS COMPANY

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     COATINGS, ADHESIVES, SPECIALTY POLYMERS, AND                             PET PLANTS:
                 INKS ACQUIRED SITES:
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Lawter                           Jaeger                  South Carolina                Mexico

                                                         Argentina                     Canada

ABCO                             McWhorter               Rotterdam                     Spain
                                                         (including PTA)               (Excluding CHDM)

Sokolov                          Hercules Resins         Ectona PET
                                                         (United Kingdom)
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                   CHEMICAL PLANTS:                                          FIBER PLANTS:
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Tennessee chemicals,             Texas chemicals and     Tennessee fibers and          Tennessee Primester
excluding coal gas               crackers                fiber esters                  joint venture

Singapore                        Arkansas                Tennessee coal gas*           Ectona acetate tow
                                                                                       (United Kingdom)
Peboc                            Hong Kong
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              SPECIALTY POLYMERS PLANTS:                                 POLYETHYLENE PLANTS:
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Malaysia                           Hartlepool            Texas polyethylene
                                   copolyesters

Spain CHDM*                        Tennessee CHDM

Tennessee PET and                  Tennessee
intermediates                      compounding

South Carolina
compounding *

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                        OTHER:
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Tennessee and Texas
land and infrastructure
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*Facilities to be operated                               *Facility to be
by PET Plastics and                                      operated by Eastman
Acetate Fibers Company                                   Company
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